UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2013

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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 9, 2013, Milton J. Miller, President - Chief Executive Officer of the Federal Home Loan Bank of Indianapolis (“Bank”), notified the Bank's Board of Directors (“Board”) that he will be required to be away from the Bank for approximately five weeks due to a personal medical matter, and consequently has asked to temporarily step down as the Bank's President - Chief Executive Officer. On April 15, 2013, the Board adopted a resolution appointing Cindy L. Konich and Jonathan R. West as Acting Co-President - Chief Executive Officers of the Bank effective April 18, 2013, for the duration of Mr. Miller's temporary absence. Pursuant to the resolution, either Ms. Konich or Mr. West may perform functions required of the Bank's President - Chief Executive Officer during such time. The resolution also authorizes either Ms. Konich or Mr. West to act as the Bank's Principal Executive Officer under Securities and Exchange Commission (“SEC”) rules and authorizes either of them to execute securities filings and related certifications for the SEC on behalf the Bank in such capacity during Mr. Miller's temporary absence. Ms. Konich serves as the Bank's Executive Vice President - Chief Operating Officer - Chief Financial Officer (and Principal Financial Officer under SEC rules). Ms. Konich has been employed by the Bank since 1984. Mr. West serves as the Bank's Executive Vice President - Chief Operating Officer - Business Operations. Mr. West is former General Counsel to the Bank and has been employed by the Bank since 1985. Additional information concerning the Bank's Executive Officers may be found in the Bank's Annual Report on Form 10-K, which was filed with the SEC on March 15, 2013.
Safe Harbor Statement

This document may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 concerning plans, objectives, goals, strategies, future events or performance. Forward-looking statements can be identified by words such as "anticipates," "intends," "plans," "seeks," "believes," "estimates," "expects" or the negative of these terms or comparable terminology. Any forward-looking statement contained in this document reflects our current beliefs and expectations. Actual results or performance may differ materially from what is expressed in any forward-looking statements.

Any forward-looking statement contained in this document speaks only as of the date on which it was made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2013

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/K. LOWELL SHORT, JR.
K. Lowell Short, Jr.
Senior Vice President - Chief Accounting Officer

By:	/s/DANIEL A. LANE
Daniel A. Lane
First Vice President - General Counsel